DUNHAM FUNDS

Supplement dated March 6, 2015 to the Statement of Additional Information dated February 27, 2015 (the “SAI”).  This Supplement updates and supersedes any contrary information contained in the SAI.

Effective immediately, the following paragraph is added on page 34 of the SAI:

PIPE TRANSACTIONS. The Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under the federal securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

You should read this Supplement in conjunction with the SAI. The SAI is available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).